Federated Money Market Management
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER MMPXX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED SEPTEMBER 30, 2013
Under the heading entitled “Performance: Bar Chart and Table,” please delete the section and replace it with the following:
“Risk/Return Bar Chart
Pursuant to a reorganization on July 18, 2014, Federated Money Market Management, one of the oldest money market funds (established in 1974), is the successor to Federated Prime Management Obligations Fund. As a result of the reorganization, Federated Money Market Management became the legal entity survivor while Federated Prime Management Obligations Fund (PMOF) became the accounting survivor.
Accordingly, the performance information and financial information provided in this Prospectus for the periods prior to July 18, 2014, is historical information of PMOF IS class.
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
Risk/Return Bar Chart
The Fund's IS class total return for the six-month period from January 1, 2014 to June 30, 2014, was 0.02%.
Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 1.33% (quarter ended September 30, 2007). Its lowest quarterly return was 0.02% (quarter ended December 31, 2013).

Average Annual Total Return Table
The following table represents the Fund's IS class Average Annual Total Returns for the calendar period ended December 31, 2013.
Calendar Period	Fund
1 Year	0.09%
5 Years	0.28%
Since Inception (8/11/2004)	1.97%
The Fund's IS class 7-Day Net Yield as of December 31, 2013, was 0.06%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.”
July 18, 2014
Federated Money Market Management
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452251 (7/14)